Exhibit 10.8

                 NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS AGREEMENT made as of December 29, 2005 among Inphonic, Inc. and STAR NUMBER INC., MOBILE TECHNOLOGY SERVICES, LLC (collectively, the "Covenantors") and TELEPLUS WIRELESS, CORP. (the "Corporation") witnesses that:

WHEREAS Star Number Inc. ("SNI") and the Corporation have entered into an asset purchase agreement made as of December 29, 2005 (the "Asset Purchase Agreement") pursuant to which the Corporation has agreed to purchase from SNI certain assets of SNI, upon the terms and conditions contained in the Asset Purchase Agreement;

WHEREAS Mobile Technology Services ("MTS") and the Corporation have entered into a mobile virtual network enabler services agreement made as of December 29, 2005 (the "MVNE Agreement") pursuant to which MTS shall provide to the Corporation MVNE services;

WHEREAS the execution and delivery of this Agreement is a condition precedent to the obligation of the Corporation to complete the transactions contemplated in the Asset Purchase Agreement;

AND WHEREAS capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. In this Agreement, the following terms shall have the meanings set out below unless the context requires otherwise:

      (a) "Business" means the business of purchasing wholesale wireless airtime minutes and reselling them directly to consumers;

      (b) "Person" is to be broadly interpreted and includes an individual, a company or corporation, a partnership, a trust, a firm, association, syndicate, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

2. Non-Competition. Subject to Section 10 hereof, the Covenantors hereby covenant and agree with the Corporation that neither they nor any Affiliate thereof will directly or indirectly, for a period of 36 months from and after the Closing Date, either individually or in partnership or jointly or in conjunction with any Person or Persons as principal, shareholder or otherwise, within North America, carry on, be engaged in, be interested in, be concerned with or be connected in any manner with the ownership, management or control of, any business enterprise which is engaged in the Business. By way of illustration and not limitation, no Covenantor or any Affiliate thereof shall be prohibited from (i) entering into agreements with third parties to provide mobile virtual network enabler ("MVNE") services that include any or all of the aspects of the Business, or (ii) enter into agreements with third parties for the distribution of an MVNO service created by other third parties (by way of example, and not limitation, Boost Mobile and Virgin Mobile)re-selling or distributing pre-paid wireless airtime minutes (through pre-paid airtime cards or any other means) for the benefit of MVNO or other customers.

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3.    Non-Solicitation. Subject to Section 10 hereof and notwithstanding anything in this Agreement to the contrary, the Covenantors hereby covenant and agree with the Corporation that neither they nor any Affiliate thereof (i) will knowingly target for a period of 36 months from and after the Closing Date, either individually or in partnership or jointly or in conjunction with any Person or Persons as principal, shareholder or otherwise, solicit any of the customers from the customer lists forming part of the Purchased Assets for the purpose of offering any services similar to or the same as the Business or (ii) solicit any of the customers, present or past, of the Business during the term of the MVNE Agreement and for a period of 60 months thereafter for the purpose of offering any services similar to or the same as the Business; provided, however, nothing shall prohibit or otherwise limit the ability of the Covenantors to generally solicit any such customers through mass solicitations not specifically or predominantly targeting such customers.

4. Severability. Each provision of this Agreement shall constitute a separate and distinct covenant and shall be severable from all other such separate and distinct covenants contained in this Agreement. If any of the covenants therein contained shall be held unreasonable by reason of the area, duration or type or scope of service covered by the said covenant, then the said covenant shall be given effect to in such reduced form as may be decided by any court of competent jurisdiction. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5. Remedies. The Covenantors acknowledge that a breach by either of them of any of the covenants contained in this Agreement would result in damages to the Corporation that may not be adequately compensated for such damages by monetary award alone. Accordingly, the Covenantors agree that in the event of any such breach, in addition to any other remedies available at law or otherwise, the Corporation shall be entitled as a matter of right to apply to a court of competent jurisdiction for relief by way of injunction, restraining order, decree or otherwise as may be appropriate to ensure compliance by the Covenantors or any of their Affiliates with the provisions of this Agreement. Any remedy expressly set out in this Agreement shall be in addition to and not inclusive of or dependent upon the exercise of any other remedy available at law or otherwise.


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6.    Reasonableness of Restrictions. The Parties agree that all restrictions in this Agreement are necessary and fundamental to the protection of the respective businesses of the Parties and are reasonable and valid. All defences to the strict enforcement of this Agreement against the Parties or any of their Affiliates are hereby waived.

7. Successors and Assigns. This Agreement shall enure to the benefit of, and be binding on, the Parties and their respective successors and permitted assigns. No Party may assign or transfer, whether absolutely, by way of security or otherwise, all or any part of its respective rights or obligations under this Agreement without the prior written consent of the other Parties.

8. Notices. Any notice or other communication required or permitted to be given or made under this Agreement shall be done in accordance with
      Section 15.9 of the Asset Purchase Agreement.

9. Amendment. No amendment of this Agreement shall be effective unless made in writing and signed by all the Parties.

10. Waiver. A waiver of any default, breach or non-compliance under this Agreement shall not be effective unless in writing and signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach or non-observance or by anything done or omitted to be done by any other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

11. Governing Law. The internal laws of the State of Delaware, irrespective of its choice of law principles, shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the Parties hereto. All disputes arising out of this Agreement or the obligations of the Parties hereunder, including disputes that may arise following termination of this Agreement, shall be subject to the exclusive jurisdiction and venue of the Delaware State courts of New Castle County, Delaware (or, if there is federal jurisdiction, then the exclusive jurisdiction of the United States District Court for the District of Delaware with venue thereof in the division thereof in which New Castle County is located. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE PERSONAL AND EXCLUSIVE JURISDICTION AND VENUE OF SAID COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Parties an original of the signed copy of this Agreement which was so faxed.

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IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first above written.


                                    STAR NUMBER, INC.

                                    By: /s/ Frank C. Bennett
                                        --------------------
                                    Name:
                                    Title:

                                    I have the authority to bind the Corporation


                                    MOBILE TECHNOLGY SERVICES, LLC.

                                    By: /s/ Frank C. Bennett
                                        --------------------
                                    Name:
                                    Title:

                                    I have the authority to bind the Corporation


                                    INPHONIC, INC.

                                    By: /s/ Frank C. Bennett
                                        --------------------
                                    Name:
                                    Title:

                                    I have the authority to bind the Corporation


                                    TELEPLUS WIRELESS, CORP.

                                    By: /s/ Marius Silvasan
                                        --------------------
                                    Name:
                                    Title:

                                    I have the authority to bind the Corporation


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